Exhibit 99.1

Investor Presentation www.SOCTelemed.com April 2021

Disclaimer

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "potential," "predict," "project," "forecast," "intend," "may," "should," "would," "will," "expect," "continue," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the transaction between SOC Telemed and Access Physicians, including any statements regarding the expected benefits of the transaction (including anticipated synergies, projected financial information and future opportunities), demand for integrated offerings of acute telemedicine, the statements under "2021 Guidance" and any other statements regarding estimates and forecasts relating to bookings, revenue and other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of SOC Telemed's management and are not predictions of actual performance. Actual results may differ materially from these forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including the effects of disruption to SOC Telemed's businesses; transaction costs; SOC Telemed's ability to achieve the benefits from the transaction; SOC Telemed's ability to effectively integrate acquired operations into its own operations; the ability of SOC Telemed to retain and hire key personnel; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include: the current and future impact of the COVID-19 pandemic on SOC Telemed's business and industry; the effects of competition on the future business of SOC Telemed; uncertainty regarding the demand for and market utilization of its solution; the ability to maintain customer relationships; difficulties maintaining and expanding its network of qualified physicians and other provider specialists; disruptions in SOC Telemed's relationships with affiliated professional entities or third party suppliers or service providers; general business and economic conditions; the timing and market acceptance of new solutions or success of new enhancements, features modifications to existing solutions and the degree to which they gain acceptance; and other risks and uncertainties contained in the "Risk Factors" section of SOC Telemed's most recent annual report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and other documents filed or to be filed with the SEC by SOC Telemed. In addition, forward-looking statements reflect SOC Telemed's expectations, plans or forecasts of future events and views as of the date of this Presentation. Subsequent events and developments may cause SOC Telemed's assessments to change. SOC Telemed assumes no obligation, and does not intend, to update these forward-looking statements as a result of future events or developments, except as required by law.

Use of Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this Presentation contains certain non-GAAP financial measures, including Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted EBITDA. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in SOC Telemed's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results which are included in the Appendix of this Presentation. SOC Telemed has not reconciled its expectations as to non-GAAP financial measures to GAAP results because certain items, such as acquisition-related expenses, are out of its control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted EBITDA is not available without unreasonable effort.

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3 SOC Telemed Investment Highlights Scaled value proposition Large market opportunity Substantial Opportunities To Expand And Grow Attractive Financial Profile Industry - leading acute care telemedicine technology and deep clinical experience $6.7bn Total Acute Care Telemedicine TAM (1) $2.7bn Market opportunity with existing customers (1) $107 - $113m 2021 Pro Forma Revenue Guidance (2) Note: 2021 Financial outlook provided in Q4 2020 earnings result press release on March 30, 2021. (1) SOC estimates based on definitive Healthcare as of 03/2021 and company data. (2) Implies ~$100m of 2021 GAAP Revenue Guidance. (3) As measured by number of facilities covered amongst dedicated and pure - play acute care telemedicine companies. Largest dedicated provider of acute care telemedicine in the U.S . (3)

The New SOC Telemed

Telemed iQ

750+ Physicians	**~1,000** Facilities[1]
3.1 million+ Encounters[2]	**47** States
~30% Revenue Growth	**27 years** Combined telemedicine experience

- Largest dedicated provider of acute care telemedicine in the U.S.[3] uniquely positioned as primary partner to provide acute care solutions
- Powered by highly-secure Telemed IQ, the only cloud-based platform purpose-built for acute care, and designed to maximize clinical efficiency
- Diversified and established customer base
  - 19 out of 25 of the largest U.S. health systems
  - 2 of largest 5 physician groups
- Focused on quality and security as only dedicated acute care telemedicine company simultaneously accredited by The Joint Commission and URAC and certified by HITRUST

(1) Facilities include ~700 hospitals and other sites of care.
(2) Combination of SOC, NeuroCall, JSA and Access Physicians since inception.
(3) As measured by number of facilities covered amongst dedicated and pure-play acute care telemedicine companies.

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5 Access Physicians Overview  SOC Telemed acquired Access Physicians on March 26, 2021  Access Physicians is a scaled, fast - growing, multi - specialty acute care telemedicine provider − 255 programs across 175 facilities in 24 states − 600+ physicians with 2 million cumulative encounters  Diverse offering of 10+ clinical service lines across telehealth and hybrid services  Tenured customer relationships with high patient satisfaction 600+ Physicians 24 States 175 Facilities 10 Years of Operation ~40% Revenue Growth 2.0 million Encounters

Expected Benefits of Highly Strategic Acquisition

Single Provider for Multiple Solutions	• Solidifies position as the leading and largest provider of acute care telemedicine for health systems[1] • Amplifies ability to meet market demand for a single partner for acute care solutions • Pro forma for the transaction, SOC has 750+ physicians, ~1,000 facilities[2] across 47 states and 10+ specialties • Triples size of provider network and nearly doubles revenue from 2020
Expanding Total Addressable Market	• Accelerates diversification of SOC's service offerings from the emergency to inpatient settings • Expands clinical capabilities to include cardiology, infectious disease, maternal-fetal medicine, nephrology endocrinology and others – New combined specialties expand addressable market to $6.7bn[3]
Increases Cross-Selling Opportunities	• Improves top-line growth potential through cross-selling of new combined specialties – Potential to unlock $2.7bn of market opportunity among existing SOC and Access Physician customers – Only overlap in 6 out of 1,000 same site customer facilities; provides significant cross-sell expansion opportunity
Maximize Current Go-to-Market Investments	• Expands portfolio to leverage and optimize investments in sales and customer success teams over last 12 months

(1) As measured by number of facilities covered amongst dedicated and pure-play acute care telemedicine companies.
(2) Facilities include ~700 hospitals and other sites of care.
(3) SOC estimates based on definitive Healthcare as of 03/2021 and company data.

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7 $6.7bn TA M (1) Access Physicians Significantly Expands SOC Telemed’s Addressable Market in the Acute Care Space Neurology Cardiology Pulmonology Maternal - Fetal Medicine Critical Care (ICU) Nephrology Infectious Disease Psychiatry Endocrinology Other Neurology Pulmonology Critical Care (ICU) Psychiatry $2.8bn TAM (1) Legacy SOC Telemed SOC Telemed Today (1) SOC estimates based on definitive Healthcare as of 03/2021 and company data.

8 Flexible, Configurable Enterprise Telemedicine Solution CLINICAL SERVICE LINE CLINICAL WORKFLOW CLINICIANS TELEMEDICINE EQUIPMENT COORDINATORS Other Hybrid Health System Clinicians Contracted Physician Groups SOC Clinicians SOC Coordinators Customer Coordinators SOC Carts Customer Equipment Hybrid Critical Care (ICU) On - Demand Scheduled Rounds Shift Handover Management Care Coordination Task Management Store & Forward Neurology Psychiatry Cardiology Infectious Disease Maternal - Fetal Medicine Nephrology Endocrinology OTHER CUSTOMER EMR Pulmonology

SOC Telemed Supports Complex Hospital Workflows


Telemed iQ
PATIENT / HOSPITAL
Patient arrives / already admitted in hospital
HOSPITAL
Hospital requests consult
Telemed iQ REQUEST
Telemed iQ EMR PLUGIN
Telemed iQ PARTNERS
SOC COORDINATION CENTER
Customer-configurable decision engine matches patient and clinician. SOC queues, assigns, & dispatches request to provide workflow assurance
Telemed iQ COORDINATE
TELECLINICAN
teleClinician engages with patient and / or care team and documents consult
Telemed iQ ENGAGE
Telemed iQ IMAGING
Telemed iQ VIDEO
Telemed iQ DOCUMENT
Telemed IQ sends consult note seamlessly into patient medical record in hospital EMR
Telemed iQ INTEGRATE
Telemed iQ INSIGHTS

Robust reporting package provides actionable insights across every step

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Clinical and Financial Benefits for Our Customers

TeleNeurology

CarolinaEast Health System

- 82% retention of stroke patients after tPA[1] administration
- Previously 0% retention

227% ROI

"With every stroke, time is of the essence. SOC has been a game changer..."

Dr. Michael Somers, MD, FACEP
Medical Director

TelePsychiatry

UnityPoint Health Allen Hospital

- Avoided $1.7 million of annual boarding cost
- $3 million in incremental profits

281% ROI

"Before, our psychiatrists were burning out. We couldn't keep them on staff. SOC has been a lifesaver, especially for our night staff. And patients love it, they can get home faster..."

Nick Rosauer
Behavioral Health Counsellor

TeleICU

- 12% reduction in patient transfers led to $1.4 million additional annual revenue
- Leapfrog Score D to A

170% ROI

"Our physicians enjoy working with SOC's providers. Even though they may be 1,000 miles away, they've built that rapport which is so important for cultivating trust…"

Chief Nursing Officer

Tele-Infectious Disease

Peterson Health

- Reduced hospital pharmacy expenditures
- Reduced antibiotic overuse and resistance, including overall costs

200%+ ROI

"Our patients needing infectious disease care … no longer have to travel to San Antonio or wait for care. We are able to provide this important service on site, when and where they need it most"

Cory Edmondson
President & CEO

(1) Tissue plasminogen activator.

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Market Overview & Growth Strategy

12 SOC Telemed Addresses Critical Hospital Needs SOC solves critical resource issues many hospitals face in acute care through its purpose - built, secure, proprietary telemedicine delivery platform and its specialty physicians Provide access to high quality, specialty physicians, addressing a significant national specialist shortage Reduction in costs and improved satisfaction through increased efficiency of clinicians time Secure technology platform enables real - time diagnosis, reducing wait - times Greater outcomes and satisfaction by reduction in transfers and readmissions Increased cost efficiency by matching hospital utilization to resource availability Seamlessly integrating specialty care into complex, existing workflows in acute care SOC Telemed Solves Critical Hospital Needs Unique Platform Drives Measurable Results

13 Differentiated Position in the Telemedicine Landscape Clinician Supply Is Limited Adequate Clinician Supply Increasing need for resource optimization One - to - One Scheduled Many - to - Many On - Demand Increasing workflow complexity  Clinician - initiated acute care   Highly configurable and scalable platform with decision engines  Optimization model for financial, clinical, operational sustainability  Turnkey 24x7 command center  Active specialist time management  Real - time visibility to clinical supply for supply - side elasticity, on - shift or off - shift  Complex workflows for care continuity in acute care  Support for scheduled virtual office visits for existing patients  Focus on video session establishment technology  On - demand capability limited to waiting rooms  Popular with small physician practices for outpatient cases  Primarily patient - initiated care  App - based direct - to - customer provides digital patient intake, eligibility & copay verification and online payment  Addresses simple acute care hospital workflows  Non - supervised self - service consult management  Large payer contracts

14 Accelerating SaaS Platform Growth Acquisitions New Customer Wins Cross - Selling and Upselling Existing Customers Executing on Integrated Growth Strategy

15 Strong Momentum Signing New Customers 52% 48% 26% 49% 25% < 50 50-199 200+ Geographic Hospital Mix (2020 revenue) Hospital Bed Mix Note: Geographic and bed mix based on standalone SOC Telemed data. (2020 bed mix by facility count) Urban Rural

16 Significant Opportunity to Cross - Sell Services Source: Estimates based on definitive Healthcare as of 03/2021 and company data. Note: Analysis is based on SOC prior to the acquisition of Access Physicians, and includes hospitals and does not include other sites of care (i.e. Federal Agencies, Clinics, etc.). ~$1,500m ~$1,200m $2.7bn Estimated market opportunity with existing customers $1,200m Increasing penetration of number of facilities within health system and selling additional services to SOC facilities before Access Physicians  Proven record of selling additional services to facilities 1.4 1.5 1.6 1.7 1.9 2016A 2017A 2018A 2019A 2020A Service / facility $1,500m Cross - selling new combined specialties between SOC and Access Physicians

17 Plan to Accelerate Telemed IQ SaaS Rollout • Strong Telemed IQ Revenue Growth (1) Company estimate of the Top 30 groups that provide Hospitalist medicine and Emergency Medicine. (2) American Board of Medical Specialties Report on Military Physicians and Continuing Certification, April 2015. (3) IQVIA 2018 whitepaper. Select Channel Opportunities Market Size Representative Customers Physician Groups 75,000 providers (1) Government 12,000 providers (2) Military Health System Confidential Multi - site IDNs 1,000 hospitals (3)  Leverage SOC’s highly - secure SaaS platform ( Telemed IQ) with customers’ own clinicians − Opportunity to deliver additional value to Access Physicians’ customers  Platform powers other physician networks  Optimize physician productivity across Access Physicians platform over time  Access to adjacent channels, fulfilling demand for telemedicine services  High gross margin offering

Financial Overview

19 Q4 2020 and Year - end 2020 Financial Performance $16.6 $14.5 $66.2 $58.0 4Q19 4Q20 2019 2020 $2.0 $3.9 $6.1 $12.2 4Q'19 4Q20 2019 2020 Revenue Bookings (1) (in $ millions) (in $ millions) $7.4 $6.3 $28.9 $23.4 4Q19 4Q20 2019 2020 Adjusted Gross Profit (2) (in $ millions) Adjusted EBITDA (3) (in $ millions) 45% 44% 44% 40% $0.2 ($3.9) ($1.0) ($11.1) 4Q19 4Q20 2019 2020 Adj. Gross Margin % (1) Bookings are defined as sum of the annualized fixed monthly fees and implementation fees, also referred to as the First Year Contract Value (variable feeds excluded). Implementation fees are amortized on a monthly basis over the average customer life . (2) Adjusted Gross Profit excludes depreciation and amortization (including internal use software) and telemedicine equipment le asing costs. Adjusted Gross Margin is presented as a percentage of revenue. See Appendix. (3) Adjusted EBITDA consists of net loss before interest, taxes, depreciation and amortization (including internal use software) , stock - based compensation, gain on contingent shares issuance liabilities, gain on puttable options, change in fair value of contingent consideration, and integration, acquisition, transaction and executive severance costs. See Appendix.

2021 Outlook

2021 Pro Forma Guidance[1]

Revenue	• $107 million to $113 million – 30-35% contributed by Access Physicians • ~$100 million GAAP revenue
Adjusted Gross Margin %[2]	• 42% to 45%
Adjusted EBITDA[3]	• $(15) million to $(19) million

Long-Term Synergy Potential

- Combination with Access Physicians provides meaningful long-term synergy potential
  - $2.7bn of estimated market opportunity from expanding services to existing customers and cross-selling specialties
  - Meet market demand for single acute care telemedicine
  - Leveraging Telemed IQ across Access Physicians' network to drive increased productivity
  - Optimized corporate overhead and go-to-market investments

Note: 2021 Financial outlook provided in Q4 2020 earnings result press release on March 30, 2021. SOC Telemed has not reconciled its outlook as to non-GAAP financial measures to GAAP results because certain items, such as acquisition-related expenses, are out of its control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.

(1) Includes financial contribution during portion of 2021 where Access Physicians was an independent company.

(2) Adjusted Gross Profit excludes depreciation and amortization (including internal use software) and telemedicine equipment leasing costs. Adjusted Gross Margin is presented as a percentage of revenue.

(3) Adjusted EBITDA consists of net loss before interest, taxes, depreciation and amortization (including internal use software), stock-based compensation, gain on contingent shares issuance liabilities, gain on puttable options, change in fair value of contingent consideration, and integration, acquisition, transaction and executive severance costs.

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21 SOC Telemed Investment Highlights Scaled value proposition Large market opportunity Substantial Opportunities To Expand And Grow Attractive Financial Profile Industry - leading acute care telemedicine technology and deep clinical experience $6.7bn Total Acute Care Telemedicine TAM (1) $2.7bn Market opportunity with existing customers (1) $107 - $113m 2021 Pro Forma Revenue Guidance (2) Note: 2021 Financial outlook provided in Q4 2020 earnings result press release on March 30, 2021. (1) SOC estimates based on definitive Healthcare as of 03/2021 and company data. (2) Implies ~$100m of 2021 GAAP Revenue Guidance. (3) As measured by number of facilities covered amongst dedicated and pure - play acute care telemedicine companies. Largest dedicated provider of acute care telemedicine in the U.S . (3)

Appendix

23 SOC Telemed Acquisition of Access Physicians  SOC Telemed acquired Access Physicians on March 26, 2021  Access Physicians is a fast - growing, multi - specialty acute care telemedicine provider − 255 programs across 175 facilities in 24 states − 600 physicians with 2 million cumulative encounters − $27 million 2020 revenue – growing at ~40%  Purchase price of $194 million (~5.5x estimated 2021 revenue) − $94 million cash funded by new term loan and subordinated note − 13.8 million shares issued to seller (subject to customary lock - up)  Potential for $40 million in earnout consideration, primarily subject to achieving certain revenue, gross margin and key employee retention targets

Predictable Revenue Model

How We Get Paid

- Highly visible and predictable revenue model
  - Recurring revenues
  - Fixed monthly fees provide predictable revenue stream
  - Multi-year agreements (generally one to three years) with annual evergreen renewal
  - Annual COL[1] adjustments (price escalators)
- Customers have demonstrated increasing utilization volume over time

Longstanding Client Relationships

- Average customer relationship ~48 months[2]


6%
6%
9%
15%
64%
< 1 Year
1-2 Years
2-3 Years
3-4 Years
4+ Years

(1) COL - cost of living.

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25 Adjusted EBITDA Reconciliation Source: Company filings. 3 months ended December 31, 12 months ended December 31, ($ in millions) 2019 2020 2019 2020 Net loss: ($6.0) ($24.8) ($18.2) ($49.8) (+) Interest expense 2.8 3.7 10.3 12.2 (+) Income tax expense 0.0 0.0 0.0 0.0 (+) Depreciation and amortization 1.2 1.5 4.3 5.5 (+) Stock-based compensation (0.0) 16.6 1.1 17.9 (+) Gain on contingent shares issuance liabilities – (4.2) – (4.2) (+) Gain on puttable option liabilities (0.2) (0.5) (0.2) (0.0) (+) Change in fair value of contingent consideration (0.1) – (1.9) – (+) Integration, acquisition, transaction & executive severance costs 2.5 3.8 3.6 7.3 Adjusted EBITDA $0.2 ($3.9) ($1.0) ($11.1)

26 Adjusted Gross Profit Reconciliation Source: Company filings. 3 months ended December 31, 12 months ended December 31, ($ in millions) 2019 2020 2019 2020 Gross profit $6.6 $5.2 $26.0 $19.5 (+) Depreciation and amortization 0.7 1.1 2.6 3.9 (+) Equipment leasing costs 0.0 0.0 0.2 0.1 Adjusted gross profit $7.4 $6.3 $28.9 $23.4